SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      FIRST ROBINSON FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                [FIRST ROBINSON FINANCIAL CORPORATION LETTERHEAD]


                                  June 25, 1999







Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First Robinson Financial Corporation (the "Company"), I cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 10:00 a.m. on July 28, 1999 at the Company's office located at 501 East Main Street, Robinson, Illinois.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of independent auditors for the fiscal year ending March 31, 2000. The Board of Directors unanimously recommends that you vote "FOR" all of the proposals.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's 1999 financial and operating performance.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                          Sincerely,


                                          /s/ Rick L. Catt
                                          RICK L. CATT
                                          PRESIDENT AND CHIEF EXECUTIVE
                                           OFFICER

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 28, 1999

     Notice is hereby given that the annual meeting of stockholders (the "Meeting") of First Robinson Financial Corporation (the "Company") will be held at the Company's office located at 501 East Main Street, Robinson, Illinois at 10:00 a.m., Robinson, Illinois time, on July 28, 1999.

     A PROXY CARD AND A PROXY STATEMENT FOR THE MEETING ARE ENCLOSED.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Company;

     2. The ratification of the appointment of Larsson, Woodyard & Henson, LLP as auditors of the Company for the fiscal year ending March 31, 2000;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 11, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Rick L. Catt
                                    Rick L. Catt
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER


Robinson, Illinois
June 25, 1999



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621
                           --------------------------

                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 28, 1999


     This proxy statement is furnished in connection with the solicitation, on behalf of the Board of Directors of First Robinson Financial Corporation (the "Company"), the parent company of First Robinson Savings Bank, National Association (the "Bank"), of proxies to be used at the annual meeting of stockholders of the Company (the "Meeting") which will be held at the Company's office located at 501 East Main Street, Robinson, Illinois on July 28, 1999, at 10:00 a.m., Robinson, Illinois time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 25, 1999.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of Larsson, Woodyard & Henson, LLP as independent auditors for the Company for the fiscal year ending March 31, 2000.

VOTE REQUIRED AND PROXY INFORMATION

     All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposal set forth in this proxy statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The affirmative vote by the holders of a majority of the votes cast at the Meeting shall be the act of the stockholders on all other proposals. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

     Stockholders of record as of the close of business on June 11, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 796,823 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.



                                                              SHARES
                                                            BENEFICIALLY     PERCENT
      BENEFICIAL OWNER                                         OWNED        OF CLASS
----------------------------------------------------------------------------------------

First Robinson Financial Corporation Employee Stock           68,770          8.63%
Ownership Plan
501 East Main Street
Robinson, Illinois  62454(1)

Jeffrey L. Gendell,                                           77,000          9.66
Tontine Financial Partners, L.P. and Tontine Management,
L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166(2)

Directors and executive officers of the Company and the      133,687         16.78
Bank, as a group (10 persons)(3)

-----------------------

(1) Represents shares held by the Employee Stock Ownership Plan ("ESOP"), 15,197 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP which have not been allocated to the participants. Generally, unallocated shares will be voted in the manner directly by the majority of the ESOP participants who directed the trustee as to the voting of their shares in the ESOP with respect to such issue.
(2) As reported on Schedule 13D, dated July 2, 1997. The nature of beneficial ownership for shares reported by Mr. Gendell is shared voting and investment power.
(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.


                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the composition of the Company's Board of Directors, including their terms of office and the nominees for election as directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified below. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting "FOR" the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.



                                                                          SHARES OF COMMON
                                                                         STOCK BENEFICIALLY    PERCENT
                                                  DIRECTOR    TERM TO        OWNED AT            OF
       NAME       AGE(1)      POSITION(S) HELD    SINCE(2)    EXPIRE       JUNE 11, 1999(3)     CLASS
-------------------------------------------------------------------------------------------------------


                                                  NOMINEES
                                                  --------

Rick L. Catt        46         Director,
                               President and        1989        2002            25,818            3.24%
                               Chief Executive
                               Officer

Donald K. Inboden   66         Director             1990        2002            15,151            1.90


                                      DIRECTORS CONTINUING IN OFFICE
                                      ------------------------------

James D. Goodwine   37         Director             1993        2000             8,775            1.10
Clell T. Keller     74         Director             1984        2000            14,136            1.77
Scott F. Pulliam    42         Chairman of the      1985        2001            14,221            1.78
                               Board
William K. Thomas   54         Director             1988        2001            13,616            1.71

--------------------------

(1)  At March 31, 1999.
(2)  Includes service as a director of the Bank.
(3) Includes shares held directly as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power.


     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     RICK L. CATT. Mr. Catt is President and Chief Executive Officer of the Company and the Bank, positions he has held with the Company since its inception in March 1997 and with the Bank since 1989.

     DONALD K. INBODEN. Mr. Inboden is the former owner of Inboden Seed Inc., a landscaping business located in Robinson, Illinois. He was employed at Marathon Oil Company from 1955 to 1982.

     JAMES D. GOODWINE. Mr. Goodwine is a funeral director and Vice President of Goodwine Funeral Homes, Inc., positions he has held since 1986.

     CLELL T. KELLER. Mr. Keller is currently retired. From 1976 to his retirement, Mr. Keller was the Clerk of the Circuit Court in Crawford County, Illinois.

     SCOTT F. PULLIAM. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

     WILLIAM K. THOMAS. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     BOARD AND COMMITTEE MEETINGS OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 15 times for the year ending March 31, 1999. During fiscal 1999 no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees. The Company does not have a standing executive committee.

     The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the independent auditors and the Board. The current members of this committee are Directors Pulliam, Keller, Thomas, Inboden and Goodwine. This Committee met once during fiscal 1999.

     The entire Board of Directors acts as the Nominating Committee to nominate candidates for membership on the Board of Directors. This committee met once during fiscal 1999.

     While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed and such written nomination must contain certain information specified in the Company's Bylaws.

     The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this committee are Directors Pulliam, Keller and Thomas. This committee did not meet during fiscal 1999.

     BOARD AND COMMITTEE MEETINGS OF THE BANK. The Bank's Board of Directors meets at least monthly. During the fiscal year ended March 31, 1999, the Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

     The Bank has standing Loan, Building, Nominating, Audit, Personnel and Investment/Asset-Liability Committees.

     The Loan Committee is comprised of all directors. It meets on an as needed basis to review loan requests in excess of $150,000. This committee met 25 times during fiscal 1999.

     The Building Committee is responsible for overseeing the Bank's building, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Inboden and Goodwine. This committee met once during fiscal 1999.

     The entire Board of Directors acts as the Nominating Committee, to nominate individuals for election to the Bank's Board of Directors. The committee met once during fiscal 1999.

     The Audit Committee, composed of Directors Pulliam, Thomas, Inboden, Keller and Goodwine, reviews and receives audit findings from the Bank's internal and external auditors. This committee met 13 times in fiscal 1999.

     The Personnel Committee, composed of Directors Keller, Pulliam and Catt, reviews personnel evaluations and recommends salary adjustments to the entire Board of Directors. This committee met 11 times in fiscal 1999.

     The Investment Committee, composed of Director Catt and Vice Presidents Jamie E. McReynolds, William D. Sandiford and W. E. Holt, reviews the purchase and sale of investments. This committee met 7 times in fiscal 1999.

DIRECTOR COMPENSATION

     Each director is currently paid a fee of $375 for each regular meeting attended, except for the Chairman of the Board who is paid $405 for each regular meeting attended. Non-employee directors receive committee fees of $100 for each meeting attended, except for the Loan Committee participants who receive a fee of $300 per month reduced by $100 for each missed meeting. Employee directors do not receive fees for participation on any committees.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The business experience for at least the previous five years for the executive officers who do not serve as directors is set forth below.

     JAMIE E. MCREYNOLDS. Ms. McReynolds, age 35, currently serves as a Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank. She has been employed by the Bank in various capacities since 1986.

     LESLIE TROTTER, III. Mr. Trotter, age 44, currently serves as a Vice President of the Bank. Mr. Trotter has been employed by the Bank since 1978.

     W. E. HOLT. Mr. Holt, age 52, currently serves as Vice President and Senior Loan Officer for the Bank, a position he has held since April 1998. From 1974 to March 1998, Mr. Holt was employed at a national bank in Oblong, Illinois. In the later years at the national bank, he served as a Cashier and a Senior Vice President. He also served on the board of a national bank from 1989 to 1998.

     WILLIAM D. SANDIFORD. Mr. Sandiford, age 41, currently serves as a Vice President of the Bank, a position he has held since 1995. From 1992 to 1995, Mr. Sandiford served as a Vice President/Branch Manager of a national bank located in Robinson, Illinois.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by the Company's and the Bank's Chief Executive Officer. No executive officer of the Company had aggregate compensation (salary plus bonus) in excess of $100,000 for the fiscal year ended March 31, 1999.



                           SUMMARY COMPENSATION TABLE
                                                                                 Long-Term
                Annual Compensation                                            Compensation
                                                                                   Awards
-----------------------------------------------------------                -----------------------
                                                         Other Annual      Restricted                 All Other
                              Fiscal    Salary    Bonus  Compensation      Stock Awards   Options/   Compensation
Name and Principal Position    Year     ($)(2)     ($)       ($)                ($)       SARs(#)        ($)
---------------------------   ------   -------   ------- ------------      ------------   --------   -------------

Rick L. Catt,                  1999    $88,382   $14,828    $ ---            $185,351(6)   25,788     $22,763(3)
President, Chief
Executive Officer              1998(1) $34,832   $   ---    $ ---            $    ---        ---      $ 3,688(4)
and Director                   1997    $81,492   $ 4,000    $ ---            $    ---        ---      $ 3,488(5)


--------------------

(1) The Company changed its fiscal year from October 31st to March 31st in 1998. The salary and compensation information provided for Mr. Catt for fiscal 1998 is for this five month period.
(2)  Includes salary and board fees.
(3) Includes $2,426 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account, $833 in discretionary contributions pursuant to the Bank's 401(k) Plan, and various membership fees of $1,348. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 1999, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $21,464.
(4) Includes $936 of life, health and disability premiums paid by the Bank and $2,000 in contributions made by the Bank to Mr. Catt's Director Retirement Plan account, $200 paid by the Bank in discretionary contributions pursuant to the Bank's 401(k) Plan, and various membership fees of $552.
(5) Includes $2,162 of life, health and disability premiums and $1,326 of various membership fees paid by the Bank.
(6) Represents the dollar value based on the closing market price of $17.25 per share of the Company's common stock on the date of grant. The shares of restricted stock vest in five equal annual installments, subject to Mr. Catt's continuous service with the Company or Bank. Any dividends paid on the restricted common stock are paid to Mr. Catt. At March 31, 1999, Mr. Catt had 8,596 shares of the Company's common stock still subject to restrictions with a value, based upon a closing price of $12.12 per share of the Company's common stock as reported on the OTC Electronic Bulletin System at such date of $104,227.

     The following table provides information regarding stock options. No stock appreciation rights were granted during fiscal 1999.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               Individual Grants

                                   % of Total
                                     Options     Exercise
                          Options   Granted to   or Base
                          Granted   Employees     Price     Expiration
NAME                        (#)     in Fiscal     ($/Sh)      Date
                                      Year
------------             --------  -----------    -------   ----------
Rick L. Catt              25,788      85.20%      $17.25     7/29/08


     The following table provides information as to the value of the options held by the Company's and Bank's Chief Executive Officer during fiscal 1999, none of which have been exercised.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         OPTION VALUES AT MARCH 31, 1999
                                                                               VALUE OF
                                                  NUMBER OF                  UNEXERCISED
                                                 UNEXERCISED                 IN-THE-MONEY
                                                 OPTIONS AT                   OPTIONS AT
                                                  FY-END (#)                  FY-END ($)(1)
                                        ----------------------------  ----------------------------
                    SHARES
                   ACQUIRED
                     ON         VALUE
                  EXERCISE    REALIZED  EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      NAME           (#)        ($)         (#)             (#)            ($)            ($)
--------------   -----------  --------  -----------    -------------   -----------   -------------

Rick L. Catt         ---        $---       5,157          20,631           $---           $---


-----------------
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the closing price of $12.12 per share of the Common Stock as reported on the OTC Electronic Bulletin System on March 31, 1999.

CERTAIN TRANSACTIONS

     The Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Bank to its directors and executive officers are subject to Office of the Comptroller of the Currency regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $151,000 at March 31, 1999, which was 1.31% of the Bank's equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 1999. All loans to directors and officers were performing in accordance with their terms at March 31, 1999.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Larsson, Woodyard & Henson, LLP, independent accountants, to be the Company's auditors for the fiscal year ending March 31, 2000. Representatives of Larsson, Woodyard & Henson, LLP, are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LARSSON, WOODYARD & HENSON, LLP, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 no later than February 11, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 by June 30, 2000; provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, the stockholder proposal must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Robinson, Illinois
June 25, 1999

                                 REVOCABLE PROXY

                      FIRST ROBINSON FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 28, 1999

     The undersigned hereby appoints the Board of Directors of First Robinson Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders (the "Meeting") to be held at the Company's office located at 501 East Main Street, Robinson, Illinois, on July 28, 1999 at 10:00 a.m. and at any and all adjournments and postponements thereof.

I. The election of the following nominees as directors for terms to expire in the year 2002.

            RICK L. CATT                              DONALD K. INBODEN

            / / FOR             / / VOTE WITHHELD         / / FOR ALL EXCEPT


    INSTRUCTION:    TO WITHHOLD YOUR VOTE FOR THE INDIVIDUAL NOMINEE,  MARK "FOR
                    ALL EXCEPT" WITH AN "X" AND WRITE THE NOMINEE'S  NAME IN THE
                    SPACE  PROVIDED  BELOW  FOR WHOM YOU WISH TO  WITHHOLD  YOUR
                    VOTE.



II. The ratification of the appointment of Larsson, Woodyard & Henson, LLP as auditors of the Company for the fiscal year ending March 31, 2000.

             / / FOR             / / AGAINST         / / ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL AND THE
                     ELECTION OF THE NOMINEES LISTED ABOVE.

                                  (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.




Dated:                          , 1999

                                             Signature of Stockholder






                                             Signature of Stockholder

                                             Please sign exactly as your name(s)
                                             appear(s) to the left. When signing
                                             as       attorney,        executor,
                                             administrator, trustee or guardian,
                                             please  give  your full  title.  If
                                             shares  are  held   jointly,   each
                                             holder should sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE